 Exhibit 10.4

After Recording Return To:

LAZARUS ENERGY HOLDINGS, LLC
801 Travis, Suite 2100
Houston, Texas 77002
Attn: Jonathan Carroll

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

COLLATERAL ASSIGNMENT

THIS COLLATERAL ASSIGNMENT (as amended, modified or restated from time to time, this “Assignment”) dated as of AUGUST 15, 2016 (the “Effective Date”), is executed by BLUE DOLPHIN PIPE LINE COMPANY, a Delaware corporation (“Grantor”), with offices at 801 Travis Street, Suite 2100, Houston, TX 77002, for the benefit of LAZARUS ENERGY HOLDINGS, LLC (together with its successors and assigns, “Lender”) with offices at 801 Travis, Suite 2100 Houston, Texas 77002.

RECITALS

WHEREAS, Lender and BLUE DOLPHIN PIPE LINE COMPANY, a Delaware corporation (referred to herein as “Grantor” and “Debtor”, interchangeably), have entered into a LOAN AND SECURITY AGREEMENT dated as of the Effective Date (as amended, modified or restated from time to time, the “Loan Agreement”; capitalized terms not defined herein shall have the same meanings as in the Loan Agreement).
WHEREAS, Grantor is also the Grantor under that certain EASEMENT AGREEMENT dated as of December 11, 2013 by and between BLUE DOLPHIN PIPE LINE COMPANY, a Delaware corporation and FLNG Land II, Inc. (also referred to herein collectively as “Counterparties” and individually as “Counterparty. (A true, correct and complete copy of said Easement Agreement is attached hereto as Exhibit A, as amended, the “Easement Agreement”).

WHEREAS, Grantor’s execution of this Agreement is a condition precedent to Lender’s agreement to execute the Loan Agreement.
NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees in favor of Lender as follows:
1. Assignment. As security for the repayment of the Indebtedness, Grantor hereby transfers, pledges, and assigns to Lender, its successors and assigns, and grants Lender a security interest in all right, title and interest of Grantor in and to the Easement Agreement, including, without limitation, all disbursement rights, reimbursement payments, payment rights, and all other rights to payment under the Easement Agreement (collectively, the “Payment Rights”). This Assignment shall constitute a security agreement within the meaning of the Code. Grantor hereby irrevocably instructs the Counterparty to make any and all payments owing to Grantor with respect to the Payment Rights directly to Lender.

2. Representations and Warranties. Grantor hereby represents and warrants to Lender that:
(a) A true, correct and complete copy of the Easement Agreement has been attached to this Assignment as Exhibit A (together with all assignments, amendments, modifications or understandings relating thereto). The Easement Agreement is in full force and effect.
(b) Grantor has not executed any prior assignment, pledge or hypothecation of its rights under the Easement Agreement or the Payment Rights. Lender has a first priority lien in the Easement Agreement and the Payment Rights. Grantor will defend at its expense Lender’s right, title and security interest in and to the Easement Agreement and the Payment Rights against the claims of any third party.
(c) The execution, delivery, and performance of this Assignment by Grantor has been duly authorized by all necessary action by Grantor, and this Assignment constitutes a legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.
(d) Grantor’s execution, delivery and performance of this Assignment and the consummation of the transactions contemplated thereby by Grantor, do not (i) conflict with, result in a violation of, or constitute a default under (1) any provision of its organizational documents or other instrument binding upon Grantor, (2) any law, governmental regulation, court decree or order applicable to Grantor, or (3) any contractual obligation, agreement, judgment, license, order or permit applicable to or binding upon Grantor, (ii) require the consent, approval or authorization of any third party which consent or approval has not been obtained, or (iii) result in or require the creation of any lien, charge or encumbrance upon any property or assets of Grantor except as may be expressly contemplated by this Assignment.
(e) Grantor has no actual knowledge that the Counterparty has asserted any default or non-performance by Grantor of Grantor’s duties and obligations under the Easement Agreement, Grantor has performed all of Grantor’s duties and obligations which are now due and performable under the Easement Agreement, and no defense or counter-claim exists with respect to the duties and obligations of the Counterparty under the Easement Agreement.
3. Covenants and Agreements. Grantor hereby covenants in favor of Lender as follows:
(a) Grantor will perform all of its duties and obligations under the Easement Agreement in accordance with the terms thereof. Grantor shall not amend, alter or modify the Easement Agreement without the express prior written consent of Lender.
(b) Grantor shall promptly notify Lender of any default by Grantor or the Counterparty in the performance of their respective duties and obligations under the Easement Agreement and shall immediately remedy any default by Grantor thereunder.
(c) Grantor shall execute such further and additional instruments and assignments as may be requested by Lender to vest in Lender a valid security interest in and to all rights, title and interest of Grantor in and to the Easement Agreement and the Payment Rights.
(d) Grantor will not take any action that would in any manner impair the enforceability of Lender’s security interest in the Easement Agreement or the Payment Rights. Grantor (i) will, if requested by Lender, strictly enforce the terms and conditions of the Easement Agreement, and (ii) shall not grant any waiver or indulgence with respect the Easement Agreement.
4. Lender as Agent. Grantor hereby agrees as follows:
(a) Upon the occurrence and during the continuation of an Event of Default (which includes a default under the Easement Agreement), Lender shall be irrevocably appointed agent and attorney-in-fact as to performance by Grantor of its obligations under the Easement Agreement, and as to the enforcement of Grantor’s rights and remedies under the Easement Agreement;

(b) All reasonable costs, expenses and liabilities incurred and payments made by Lender as agent and attorney-in-fact shall be considered a loan by Lender to Grantor which shall be repayable on demand and which shall bear interest at the Maturity Rate (as defined in the Note referred to in the Loan Agreement);
(c) Regarding the existence of any Event of Default for purposes of this Assignment, Grantor agrees that the Counterparty may rely upon written certifications from Lender that such an Event of Default exists; and
(d) Notwithstanding the foregoing, Lender shall have no obligation whatsoever to perform any of Grantor’s obligations under the Easement Agreement.
5. Foreclosure. This Assignment is executed as additional security for the payment of the Indebtedness and all other indebtedness owing or to become owing by Grantor to Lender, and it is expressly stipulated, covenanted and agreed that an Event of Default by Grantor under the terms of the Loan Agreement shall constitute a default under the terms of this Assignment and that foreclosure under this Assignment shall operate to foreclose fully the rights of Grantor arising from the Easement Agreement, and in such event, all rights of Grantor under the Easement Agreement shall be vested in the successful bidder at such foreclosure. In addition, Lender shall have all other rights and remedies of a secured party under the Code.
6. Grantor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Grantor shall remain liable under the Easement Agreement to the extent set forth therein to perform all of Grantor’s duties and obligations thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by Lender of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the Easement Agreement; and (c) Lender shall not have any obligation or liability under the Easement Agreement by reason of this Assignment, nor shall Lender be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
7. Receipt of Payments. All payments with respect to the Payment Rights and other amounts and proceeds received by Grantor in respect of the Easement Agreement shall be received in trust for the benefit of Lender and shall be paid to Lender as provided under the Loan Documents.
8. General. Grantor hereby further agrees as follows:
(a) No remedy or right conferred upon Lender by operation of law, by this Assignment, Loan Agreement or by any other instrument executed by Grantor in connection therewith is intended to be, nor shall it be, exclusive of any other right or remedy, but each and every remedy or right shall be cumulative and shall be in addition to every other remedy or right conferred upon Grantor and each and every such remedy or right may be pursued by Lender in such manner or order, together or separately, and at such times as Lender may elect.
(b) If any term or provision of this Assignment, or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.
(c) Notice provided for in this Assignment must be in writing, and shall be given or served in the same manner as specified in the Loan Agreement.
9. Invalid Provisions. If any provision of this Assignment are held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

10. Counterparts. This Assignment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constit ute one and the same instrument.
11. Survival. All representations and warranties made in this Assignment or in any document, statement, or certificate furnished in connection with this Assignment shall survive the execution and delivery this Assignment and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

NOTICE OF FINAL AGREEMENT:

THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXECUTED as of the date of the acknowledgment below, but to be effective as of the Effective Date.
GRANTOR:

BLUE DOLPHIN PIPE LINE COMPANY

By: BLUE DOLPHIN ENERGY COMPANY
Its: Sole Shareholder

By:/s/ TOMMY L. BYRD
Name: Tommy L. Byrd
Title: CFO

STATE OF TEXAS                                                                 §
COUNTY OF DALLAS                                                         §
This instrument was acknowledged before me on August 12th, 2016, by Tommy L. Byrd., CFO of BLUE DOLPHIN ENERGY COMPANY, a Delaware corporation, and Sole Shareholder of BLUE DOLPHIN PIPE LINE COMPANY, a Delaware corporation, on behalf of said entities.
[SEAL]                                                      / s / JENNIFER M. HARVEY
                                                                   Notary Public, State of Texas

EXHIBIT A
EASEMENT AGREEMENT

See Attached.